EXHIBIT 99.1

Bannix Acquisition Corp. Announces Monthly Extension to Complete its Initial Business Combination

West Hollywood, CA, March 14, 2023 (GLOBE NEWSWIRE) - Bannix Acquisition Corp. (“Bannix”) announced today that its board of directors (the “Board”) has decided to extend the date by which Bannix must consummate an initial business combination (the “Deadline Date”) from March 14, 2023 for an additional month, to April 14, 2023.

As previously disclosed, at a special meeting of its stockholders held on March 8, 2023, Bannix’ stockholders voted in favor of a proposal to amend Bannix’s Amended and Restated Certificate of Incorporation (as amended, the “Amended Charter”) to provide Bannix with the right to extend the Deadline Date up to 12 times for an additional one month each time (the “Extension”), from March 14, 2023 to up to March 14, 2024. On March 9, 2023, Bannix filed the Amended Charter with the Secretary of State of the State of Delaware.

Also as previously announced, if an Extension is implemented, the sponsor of Bannix, Instant Fame LLC (the “Sponsor”), or its designees will deposit into the trust account, as a loan, the lesser of (x) $75,000 and (y) $0.07 for each share that is not redeemed in connection with the special meeting.

In connection with the initial Extension, on March 13, 2023, Bannix issued an unsecured promissory note to the Sponsor with a principal amount equal to $75,000 (the “Note”). The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of Bannix’s initial business combination, or (b) the date of the liquidation of Bannix. If Bannix does not consummate an initial business combination by the Deadline Date, the Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven.

On March 13, 2023, the Board, at the request of the Sponsor, decided to implement a first Extension and to extend the Deadline Date for an additional month to March 14, 2023.

About Bannix Acquisition Corp.

Bannix Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Forward-Looking Statements

This press release and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

Bannix Acquisition Corporation

Doug Davis, CEO

(323) 682-8949

doug.davis@bannixacquisition.com

Source: Bannix Acquisition Corp.